Acquisitions and Other Transactions	12 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Acquisitions and Other Transactions	Acquisitions and Other Transactions
On July 1, 2025, the Company completed the acquisition of Global Container International LLC (“GCI”), a Bermuda-domiciled container leasing company that operates a fleet of approximately 0.5 million TEU, for a purchase price of $1,076.6 million, inclusive of transaction costs. The transaction was accounted for as an asset acquisition, with the majority of the purchase price allocated to leasing equipment and finance lease receivables, and the remaining purchase price allocated to other acquired assets including cash, restricted cash, accounts receivable, and an in-place lease intangible asset. The transaction was funded with cash on hand as of June 30, 2025, obtained from borrowings under the Company's credit facility. At closing, Triton paid $321.9 million to GCI shareholders and repaid $457.7 million of outstanding GCI indebtedness as a condition to close. In addition, $284.9 million of existing securitization fixed-rate notes, which remain outstanding, were transferred to Triton in connection with the GCI acquisition.
On March 27, 2025, the Company distributed its equity interest in Triton Container Finance VIII LLC ("TCF VIII"), a special purpose securitization subsidiary of Triton, to Thanos Holdings Limited ("Parent") (the “TCF VIII Distribution”). The effective date of the TCF VIII Distribution used for accounting purposes was March 31, 2025. As of March 31, 2025, TCF VIII had total assets of approximately $1.8 billion, consisting primarily of revenue earning assets, total indebtedness of approximately $1.3 billion, and shareholders’ equity of approximately $0.5 billion. From April 1, 2025 forward, revenues and net income related to TCF VIII are no longer included in the Company's Consolidated Statements of Operations. Following the TCF VIII Distribution, the Company continues to manage the containers in the TCF VIII securitization portfolio, for which it is entitled to receive management fees. For the year ended December 31, 2025, the Company received $19.5 million of management fees.

In connection with the acquisition of the Company by Brookfield Infrastructure in September 2023, Triton incurred transaction and other costs related to the Merger which are included in Transaction and other costs in the Company’s Consolidated Statements of Operations.

Transaction and other costs were comprised of the following (in thousands):

	December 31, 2024	December 31, 2023
Employee compensation costs	$15,469	$26,956
Advisory fees	—	41,673
Legal and professional expenses	11,511	9,039
Other	6	1,332
Total	$26,986	$79,000

There were no transaction related costs for the year ended December 31, 2025.